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The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials have been prepared by Greenwich Capital Markets, Inc.  in reliance upon information furnished by the issuer of the securities and its affiliates.  These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc.  and not by the issuer of the securities.

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Downey Savings - Apr Deal - Price/Yield - AX2			FORWARD
Balance	1,100,000,000	Delay	18
Coupon	0.94733	Dated	4/1/2005
Settle	4/29/2005	First Payment	5/19/2005

Prepay	5 CPR	10 CPR	15 CPR	20 CPR	25 CPR	30 CPR	35 CPR	40 CPR
Optional Redemption	Call (Y)	Call (Y)	Call (Y)	Call (Y)	Call (Y)	Call (Y)	Call (Y)	Call (Y)
Price	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield
4-16	34.036	28.719	23.238	17.497	11.323	4.458	-3.271	-9.931
4-17	33.790	28.468	22.981	17.231	11.047	4.169	-3.577	-10.265
4-18	33.548	28.220	22.727	16.970	10.775	3.883	-3.879	-10.595
4-19	33.308	27.975	22.477	16.711	10.506	3.601	-4.177	-10.921
4-20	33.072	27.734	22.230	16.456	10.241	3.323	-4.472	-11.243
4-21	32.838	27.495	21.985	16.204	9.979	3.048	-4.763	-11.561
4-22	32.608	27.259	21.744	15.955	9.720	2.776	-5.051	-11.875
4-23	32.380	27.027	21.506	15.710	9.464	2.508	-5.335	-12.186
4-24	32.154	26.797	21.271	15.467	9.211	2.242	-5.616	-12.492
4-25	31.932	26.570	21.038	15.227	8.962	1.980	-5.893	-12.795
4-26	31.712	26.345	20.809	14.990	8.715	1.721	-6.168	-13.095
4-27	31.495	26.123	20.582	14.756	8.471	1.465	-6.439	-13.391
4-28	31.280	25.904	20.358	14.524	8.230	1.212	-6.707	-13.683
4-29	31.067	25.688	20.136	14.295	7.992	0.962	-6.972	-13.973
4-30	30.858	25.474	19.917	14.069	7.757	0.715	-7.234	-14.259
4-31	30.650	25.262	19.701	13.846	7.524	0.470	-7.493	-14.541
5-00	30.445	25.053	19.487	13.625	7.294	0.229	-7.749	-14.821
5-01	30.242	24.846	19.276	13.407	7.066	-0.010	-8.002	-15.097
5-02	30.042	24.642	19.067	13.191	6.841	-0.247	-8.252	-15.371
5-03	29.843	24.440	18.860	12.977	6.619	-0.481	-8.500	-15.641
5-04	29.647	24.240	18.656	12.766	6.399	-0.712	-8.745	-15.909
5-05	29.453	24.043	18.453	12.557	6.181	-0.940	-8.988	-16.173
5-06	29.261	23.847	18.254	12.351	5.966	-1.167	-9.228	-16.435
5-07	29.072	23.654	18.056	12.146	5.753	-1.391	-9.465	-16.694
5-08	28.884	23.463	17.861	11.944	5.542	-1.612	-9.700	-16.951
5-09	28.698	23.274	17.667	11.745	5.334	-1.831	-9.932	-17.204
5-10	28.515	23.087	17.476	11.547	5.128	-2.048	-10.162	-17.455
5-11	28.333	22.902	17.287	11.351	4.924	-2.263	-10.390	-17.704
5-12	28.153	22.719	17.100	11.158	4.722	-2.475	-10.615	-17.949
5-13	27.975	22.538	16.915	10.966	4.522	-2.685	-10.838	-18.193
5-14	27.799	22.359	16.731	10.776	4.324	-2.894	-11.059	-18.434
5-15	27.625	22.182	16.550	10.589	4.128	-3.100	-11.277	-18.672
5-16	27.452	22.007	16.371	10.403	3.934	-3.304	-11.494	-18.908
Mod Durn 30360	3.02	2.96	2.90	2.80	2.69	2.56	2.42	2.22

Downey Savings - Apr Deal - Price/Yield - AX2			SPOT
Balance	1,100,000,000	Delay	18
Coupon	0.94733	Dated	4/1/2005
Settle	4/29/2005	First Payment	5/19/2005

Prepay	5 CPR	10 CPR	15 CPR	20 CPR	25 CPR	30 CPR	35 CPR	40 CPR
Optional Redemption	Call (Y)	Call (Y)	Call (Y)	Call (Y)	Call (Y)	Call (Y)	Call (Y)	Call (Y)
Price	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield
4-16	55.122	63.635	57.806	51.747	45.384	38.576	31.176	24.590
4-17	54.736	63.189	57.356	51.293	44.925	38.109	30.699	24.092
4-18	54.354	62.750	56.912	50.845	44.471	37.648	30.228	23.602
4-19	53.978	62.316	56.474	50.402	44.023	37.194	29.764	23.117
4-20	53.606	61.887	56.041	49.966	43.582	36.745	29.305	22.639
4-21	53.240	61.464	55.614	49.535	43.146	36.302	28.853	22.167
4-22	52.877	61.047	55.193	49.109	42.716	35.865	28.406	21.701
4-23	52.520	60.634	54.777	48.689	42.291	35.434	27.965	21.241
4-24	52.167	60.227	54.366	48.275	41.871	35.007	27.530	20.787
4-25	51.818	59.824	53.960	47.865	41.457	34.587	27.100	20.338
4-26	51.474	59.427	53.559	47.461	41.048	34.171	26.675	19.895
4-27	51.134	59.035	53.163	47.062	40.645	33.761	26.255	19.457
4-28	50.799	58.647	52.772	46.667	40.246	33.356	25.841	19.025
4-29	50.467	58.264	52.386	46.278	39.852	32.956	25.432	18.598
4-30	50.139	57.885	52.004	45.893	39.463	32.560	25.028	18.176
4-31	49.816	57.511	51.627	45.513	39.078	32.170	24.628	17.759
5-00	49.496	57.141	51.254	45.137	38.698	31.784	24.234	17.347
5-01	49.180	56.776	50.886	44.766	38.323	31.403	23.844	16.940
5-02	48.868	56.415	50.522	44.399	37.952	31.026	23.458	16.538
5-03	48.559	56.058	50.163	44.037	37.586	30.653	23.077	16.140
5-04	48.254	55.705	49.807	43.678	37.224	30.285	22.701	15.747
5-05	47.953	55.356	49.456	43.324	36.866	29.921	22.328	15.358
5-06	47.655	55.011	49.109	42.974	36.512	29.562	21.960	14.974
5-07	47.360	54.670	48.765	42.628	36.162	29.206	21.597	14.594
5-08	47.069	54.333	48.426	42.286	35.816	28.855	21.237	14.218
5-09	46.781	53.999	48.090	41.948	35.474	28.507	20.881	13.847
5-10	46.496	53.670	47.758	41.613	35.136	28.164	20.529	13.479
5-11	46.215	53.343	47.430	41.283	34.802	27.824	20.181	13.116
5-12	45.936	53.021	47.105	40.956	34.471	27.488	19.837	12.756
5-13	45.661	52.702	46.784	40.632	34.144	27.155	19.497	12.401
5-14	45.389	52.386	46.466	40.312	33.821	26.826	19.160	12.049
5-15	45.119	52.074	46.152	39.996	33.501	26.501	18.827	11.701
5-16	44.853	51.765	45.841	39.683	33.185	26.179	18.498	11.356
Mod Durn 30360	1.94	1.68	1.66	1.65	1.63	1.61	1.57	1.50